NexPoint Capital, Inc.

Maximum Offering of 150,000,000 Shares of Common Stock

Supplement No. 1 dated June 14, 2017

to

Prospectus dated May 12, 2017

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of NexPoint Capital, Inc. dated May 12, 2017 (the “Prospectus”). The Prospectus has been filed with the U.S. Securities and Exchange Commission, and is available at www.sec.gov or by calling us toll-free at (877) 665-1287. Unless otherwise defined in this supplement, capitalized terms used in this supplement shall have the same meanings as set forth in the Prospectus.

You should carefully consider the “Risk Factors” beginning on page 31 of the Prospectus before you decide to invest in shares of our common stock.

Prospectus Summary

This supplement supplements and amends the section of the Prospectus entitled “Prospectus Summary – Summary Risk Factors” beginning on page 4 of the Prospectus by adding the following summary risk factor at the end of such section:

•	We have entered into a total return swap agreement that exposes us to certain risks, including market risk, liquidity risk and other risks similar to those associated with the use of leverage.

This supplement supplements and amends the section of the Prospectus entitled “Prospectus Summary – Use of Leverage” beginning on page 10 of the Prospectus by adding the following summary risk factor after the second paragraph of such section:

On June 13, 2017, we entered into a total return swap (“TRS”) with BNP Paribas (“BNP Paribas”) over one or more loans, with a maximum aggregate notional amount of the portfolio of debt securities subject to the TRS of $40 million. A TRS is a contract in which one party agrees to make payments to another party based on the increase, if any, in the market value of the asset(s) underlying the TRS, which may include a specified security, basket of securities or securities indices during a specified period, and the other party agrees to make payments to the first party based on the decrease, if any, in the market value of such underlying assets plus periodic payments based on a fixed or variable interest rate. A TRS effectively adds leverage to a portfolio by providing investment exposure to an underlying asset without owning or taking physical custody of the underlying asset. A TRS often offers lower financing costs than are offered through more traditional borrowing arrangements.

Risk Factors

This supplement supplements and amends the section of the Prospectus entitled “Risk Factors – Risks Relating to our Business and Structure” beginning on page 31 of the Prospectus by adding the following risk factor to such section:

We have entered into a total return swap agreement that exposes us to certain risks, including market risk, liquidity risk and other risks similar to those associated with the use of leverage.

We have entered into a TRS with BNP Paribas over one or more loans. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—BNP Paribas Total Return Swap Facility” for a more detailed discussion of the terms of the TRS.

A TRS is a contract in which one party agrees to make payments to another party based on the increase, if any, in the market value of the asset(s) underlying the TRS, which may include a specified security, basket of securities or securities indices during a specified period, and the other party agrees to make payments to the first party based on the decrease, if any, in the market value of such underlying assets plus periodic payments based on a fixed or variable interest rate. A TRS effectively adds leverage to a portfolio by providing investment exposure to an underlying asset without owning or taking physical custody of the underlying asset. A TRS often has lower financing costs than more traditional borrowing arrangements.

The TRS with BNP Paribas enables us to obtain the economic benefit of owning the securities subject to the TRS without actually owning such securities, in return for making periodic interest-type payments to BNP Paribas plus an amount equal to the depreciation in value of the securities. The TRS is subject to market risk, liquidity risk and risk of imperfect correlation between the value of the TRS and the securities underlying the TRS. In addition, we may incur certain costs in connection with the TRS, including an underutilization fee in the event that we utilize less than 80% of the amount of the TRS. Costs associated with the TRS could, in the aggregate, be significant. Because this arrangement is not an acquisition of the underlying securities, we have no right to enforce contractual provisions that stem from ownership in the securities and have no voting or other rights of ownership. In the event of insolvency of BNP Paribas, we expect that we would be treated as a general creditor of BNP Paribas and would have no claim of title with respect to the underlying securities.

A TRS is also subject to the risk that a counterparty will default on its payment obligations thereunder or that we will not be able to meet our obligations to the counterparty. In the case of the TRS with BNP Paribas, we are required to post collateral to secure our obligations to BNP Paribas under the TRS. BNP Paribas, however, is not required to collateralize any of its obligations to us under the TRS. We bear the risk of depreciation with respect to the value of the securities underlying the TRS and are required under the terms of the TRS to post additional collateral on a dollar-for-dollar basis in the event of depreciation in the value of the underlying securities after such value decreases below a specified amount. The amount of collateral required to be posted by us is determined primarily on the basis of the aggregate value of the underlying securities.

In addition, because a TRS is a form of leverage, such arrangements are subject to risks similar to those associated with the use of leverage.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

This supplement supplements and amends the section of the Prospectus entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Financial Condition, Liquidity and Capital Resources” by adding the following section immediately prior to the section entitled “Capital Contribution” on page 81 thereof:

BNP Paribas Total Return Swap Facility

On June 13, 2017, we entered into a TRS with BNP Paribas with respect to one or more loans, with a maximum aggregate notional amount of the portfolio of securities subject to the TRS of $40 million. Each individual security subject to the TRS, and the portfolio of securities taken as a whole, must meet certain criteria described in the agreements that establish the TRS (the “TRS Agreement”), including a requirement that the securities underlying the TRS be rated by either Moody’s or S&P, and, if rated by Moody’s, have a rating of at least Caa3 and, if rated by S&P, have a rating of at least CCC-. Under the terms of the TRS, BNP Paribas determines whether there has been a failure to satisfy the portfolio criteria in the TRS but may, in its sole discretion, permit assets that do not meet the minimum portfolio criteria set forth in the TRS. If BNP Paribas determines that an asset has failed to meet the minimum portfolio criteria, BNP Paribas may exercise certain rights, including increasing the amount of collateral we are required to provide to it or terminating all or part of the TRS, subject to certain conditions. We receive from BNP Paribas interest and fees payable to holders of the securities included in the portfolio. We pay interest to BNP Paribas generally based on a percentage of the notional amount of the securities subject to the TRS. In addition, upon the termination or repayment of any security subject to the TRS, we will either receive from BNP Paribas the appreciation in the value of such security or pay to BNP Paribas any depreciation in the value of such security.

Under the terms of the TRS, we or BNP Paribas may be required to post additional collateral, on a dollar-for-dollar basis, in certain circumstances, including in the event of depreciation or appreciation in the value of the underlying loans. The limit on the additional collateral that we may be required to post pursuant to the TRS is equal to the difference between the full notional amount of the loans underlying the TRS and the amount of cash collateral already posted by us. The amount of collateral required to be posted is determined primarily on the basis of the aggregate value of the underlying securities.

Our maximum liability under the TRS is expected to be the amount of any decline in the aggregate value of the security subject to the TRS, less the amount of the cash collateral previously posted by us and the value of the periodic interest payments we are required to make to BNP Paribas. Therefore, the absolute risk of loss with respect to the TRS is expected to correspond to the notional amount of the TRS.

Included among the customary events of default and termination events in the TRS Agreement are: bankruptcy or insolvency of a party, failure to satisfy any obligations under the TRS (including payment of collateral), and misrepresentation. BNP Paribas also has the right to terminate the TRS in certain circumstances, including if the relevant loans fail to meet the agreed-upon criteria specified in the TRS Agreement or if certain credit events with respect to the “reference entity” specified with respect to a security occur, and we decline to provide additional collateral to BNP Paribas upon request.

We may terminate the TRS at any time more than one month prior to the TRS’s scheduled termination date upon providing no less than 30 days’ prior notice to BNP Paribas. Any termination prior to December 10, 2017 will result in payment of an early termination fee to BNP Paribas that is generally based on the net present value of the underutilization fee through the scheduled TRS termination date.

Upon any termination of the TRS, we will be required to pay BNP Paribas the amount of any decline in the aggregate value of the securities subject to the TRS or, alternatively, will be entitled to receive the amount of any appreciation in the aggregate value of such securities. In the event that BNP Paribas chooses to exercise its termination rights, it is possible that we will owe more to BNP Paribas or, alternatively, will be entitled to receive less from BNP Paribas than we would have if we controlled the timing of such termination, due to the existence of adverse market conditions at the time of such termination.

Regulation

This supplement supplements and amends the section of the Prospectus entitled “Regulation – Senior Securities” on page 145 of the Prospectus by adding the following section:

BNP Paribas Total Return Swap Facility

On June 13, 2017, we entered into a TRS with BNP Paribas over one or more loans, with a maximum aggregate notional amount of the portfolio of debt securities subject to the TRS of $40 million.

A TRS is a contract in which one party agrees to make payments to another party based on the increase, if any, in the market value of the asset(s) underlying the TRS, which may include a specified security, basket of securities or securities indices during a specified period, and the other party agrees to make payments to the first party based on the decrease, if any, in the market value of such underlying assets plus periodic payments based on a fixed or variable interest rate. A TRS effectively adds leverage to a portfolio by providing investment exposure to an underlying asset without owning or taking physical custody of the underlying asset. A TRS often offers lower financing costs than are offered through more traditional borrowing arrangements.

The TRS with BNP Paribas enables us to obtain the economic benefit of owning the securities subject to the TRS without actually owning such securities, in return for an interest-type payment to BNP Paribas. Pursuant to the terms of the TRS, we may select a portfolio of securities with a maximum aggregate notional amount (determined at the time each such loan becomes subject to the TRS) of $40 million. We are required to initially collateralize a specified percentage of the notional amount of each security that becomes subject to the TRS in accordance with margin requirements described in the TRS Agreement. Under the terms of the TRS, we are not permitted to draw upon, or post to another lender or counterparty as collateral, such collateral in respect of other financings or operating requirements while such collateral is posted to BNP Paribas. Accordingly, the collateral required to be posted with BNP Paribas is not available to pay our debts.

The value of the TRS is based primarily on the valuation of the underlying portfolio of securities subject to the TRS. Pursuant to the terms of the TRS, on each business day, BNP Paribas values each underlying security by determining how much BNP Paribas would receive on such date if it sold the loan in the open market. BNP then reports the mark-to-market values of the underlying securities to us.

For purposes of the asset coverage ratio test applicable to us as a BDC, we treat the outstanding notional amount of the TRS, less the initial amount of any cash collateral required to be posted by us under the TRS, as a senior security for the life of that instrument. We may, however, accord different treatment to the TRS in the future in accordance with any applicable new rules or interpretations adopted by the staff of the SEC.

Further, for purposes of Section 55(a) under the 1940 Act, we treat each security underlying the TRS as a qualifying asset if such security is a loan and the obligor on such loan is an eligible portfolio company, and as a non-qualifying asset if the obligor is not an eligible portfolio company. We may, however, accord different treatment to the TRS in the future in accordance with any applicable new rules or interpretations adopted by the staff of the SEC.

NEX-SUPP1-0617

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